Exhibit 99.2

Advent Software, Inc. Fourth Quarter 2012 Earnings Highlights February 4, 2013 Advent Investor Relations Contact: InvestorRelations@advent.com

ADVS Forward-Looking Statements The financial projections under Financial Guidance, and statements regarding the strength of our business momentum, market opportunities, and any other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva®, and Moxy® products; the successful development, release and market acceptance of new products, services and enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in achieving organizational objectives and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2011 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ADVS Q412 Highlights Annual Contract Value (ACV) from term license, Advent OnDemand, and Black Diamond contracts was $11.1M Record quarterly revenue of $92.0M; 7% increase over prior year 17% of revenue was from international sources 91% of revenue was categorized as recurring GAAP Operating Income of $12.7M, or 13.8% of revenue Non-GAAP Operating Income of $24.6M, or 26.7% of revenue Operating cash flows of $32.8M; 19% increase over prior year

ADVS Q412 Financial Highlights Metric Q411 Q412 $ +/- % +/- Annual Contract Value ($M) $13.7 $11.1 ($2.6) (19%) Revenue ($M) $86.3 $92.0 $5.7 7% Operating Cash Flow ($M) $27.6 $32.8 $5.3 19% GAAP Operating Margin 11.7% 13.8% 2.1pts 18% GAAP Diluted EPS $0.12 $0.16 $0.03 26% Non-GAAP Operating Margin1 21.4% 26.7% 5.3pts 25% Non-GAAP Diluted EPS1 $0.22 $0.30 $0.08 37% 1 See reconciliation of GAAP to Non-GAAP measures on slide #15 * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS FY12 Financial Highlights Metric FY11 FY12 $ +/- % +/- Annual Contract Value ($M) $33.9 $32.8 ($1.1) (3%) Revenue ($M) $326.2 $358.8 $32.6 10% Operating Cash Flow ($M) $83.2 $86.6 $3.4 4% GAAP Operating Margin 13.0% 13.7% 0.7pt 5% GAAP Diluted EPS $0.52 $0.58 $0.05 10% Non-GAAP Operating Margin1 22.1% 23.7% 1.6pts 7% Non-GAAP Diluted EPS1 $0.86 $1.03 $0.18 21% 1 See reconciliation of GAAP to Non-GAAP measures on slide #16 * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Annual Contract Value (in millions) $28 $28 $26 * Totals, $+/- and % +/- may not recalculate due to rounding $40 $35 $30 $25 $20 $15 $10 $5 $- Column1 Q1 Q2 Q3 Q4 2007 $ 3 $ 6 $ 6 $ 12 2008 $ 6 $ 7 $ 6 $ 10 2009 $ 4 $ 4 $ 7 $ 10 2010 $ 7 $ 7 $ 8 $ 11 2011 $ 5 $ 7 $ 9 $ 14 2012 $ 7 $ 7 $ 7 $ 11

ADVS Deferred Revenue and Backlog (in millions) Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually) $200 $180 $160 $140 $120 $100 $80 $60 $40 $20 $- Deferred Revenue Backlog 12/31/07 $ 111 $ 99 12/31/08 $ 141 $ 152 12/31/09 $ 146 $ 100 12/31/10 $ 154 $ 127 12/31/11 $ 175 $ 133 12/31/12 $ 183 $ 129

ADVS Revenue (in millions) Q4 2012 revenue was 83% domestic, 17% international Q4 2012 revenue was 91% recurring, 9% non-recurring $192 $238 +24% +18% +9% * Totals, $+/- and % +/ - may not recalculate due to rounding +9% +15% $326 $359 +10%

ADVS Deferred Revenue by Type (in millions) $111 $141 $146 * Totals, $+/- and % +/ - may not recalculate due to rounding Perpetual License/Maintenance Term Implementations Term License Other Recurring 12/31/07 $ 45 $ 21 $ 32 $ 12 12/31/08 $ 42 $ 31 $ 47 $ 22 12/31/09 $ 38 $ 25 $ 58 $ 26 12/31/10 $ 35 $ 28 $ 67 $ 24 12/31/11 $ 37 $ 37 $ 78 $ 22 12/31/12 $ 32 $ 36 $ 95 $ 20

ADVS Operating Cash Flow (in millions) $58 $70 $72 Quarterly continuing operations data unavailable prior to 2008 * Totals, $+/- and % +/- may not recalculate due to rounding Q1 OCF Q2 OCF Q3 OCF Q4 OCF 2007 $ 58 2008 $ 7 $ 25 $ 18 $ 20 2009 $ 11 $ 21 $ 20 $ 21 2010 $ 13 $ 18 $ 22 $ 24 2011 $ 12 $ 20 $ 24 $ 28 2012 $ 14 $ 15 $ 25 $ 33

ADVS Q412 Revenue Components (in millions) Q411 Q412 $ +/- % +/- Recurring $77.8 $83.9 $6.1 8% Term License Revenue $36.6 $42.2 $5.6 15% Perpetual Maintenance $17.4 $16.7 ($0.7) (4%) Other Recurring 1 $23.8 $25.0 $1.2 5% Non-Recurring $8.5 $8.1 ($0.4) (4%) Total Revenue $86.3 $92.0 $5.7 7% 1 Includes OnDemand, Data Services, Black Diamond, and asset based fees. * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS FY12 Revenue Components (in millions) FY11 FY12 $ +/- % +/- Recurring $291.5 $324.6 $33.1 11% Term License Revenue $135.2 $159.9 $24.7 18% Perpetual Maintenance $70.5 $67.1 ($3.4) (5%) Other Recurring 1 $85.8 $97.6 $11.8 14% Non-Recurring $34.8 $34.2 ($0.6) (2%) Total Revenue $326.2 $358.8 $32.6 10% 1 Includes OnDemand, Data Services, Black Diamond, and asset based fees. * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Renewal Rates Definition: blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete) Renewal Rate Calculation Annual $ paid for coming year (one qtr. in arrears) Annual $ paid for preceding year Initially reported renewal/run rate Subsequently updated renewal/run rate

Guidance Q113 FY13 Operating Measures: Total Revenue ($M) $91M - $93M $373M - $379M GAAP Operating Margin 17.5% - 18.0% Amortization (% of revenue) 3.0% Stock Compensation Expense (% of revenue) 6.0% Restructuring Charge (% of revenue) 1% 0.5% Non-GAAP Operating Margin * 27.0% - 27.5% Tax and Cash Measures: Effective Tax Rate (GAAP) 20%** 30% – 35% Effective Tax Rate (Non-GAAP) 35% Operating Cash Flow ($M) $93M - $97M Capital Expenditures, incl. cap’d SW devel. ($M) $10M - $12M ADVS 2013 Guidance *See reconciliation of GAAP to Non-GAAP guidance on slide #17 **Q1 2013 GAAP Effective Tax Rate reflects the impact of the 2012 federal research and development tax credit enacted in January, 2013.

Q412 Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 62,578 $ 68% 12,692 $ 14% 8,030 $ Amortization of acquired developed technology 1,908 1,908 1,908 Amortization of other acquired intangibles - 958 958 Stock-based compensation - cost of revenues 905 905 905 Stock-based compensation - operating expenses - 4,552 4,552 Restructuring charges - 3,581 3,581 Income tax adjustment for non-GAAP (1) - - (4,281) Non-GAAP 65,391 $ 71% 24,596 $ 27% 15,653 $ Diluted net income per share GAAP 0.16 $ Non-GAAP 0.30 $ Shares used to compute diluted net income per share 51,802 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 57,066 $ 66% 10,080 $ 12% 6,531 $ Amortization of acquired developed technology 1,899 1,899 1,899 Amortization of other acquired intangibles - 956 956 Stock-based compensation - cost of revenues 960 960 960 Stock-based compensation - operating expenses - 4,011 4,011 Restructuring charges - 565 565 Income tax adjustment for non-GAAP (1) - - (3,180) Non-GAAP 59,925 $ 69% 18,471 $ 21% 11,742 $ Diluted net income per share GAAP 0.12 $ Non-GAAP 0.22 $ Shares used to compute diluted net income per share 53,051 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended December 31, 2012 and 2011, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Three Months Ended December 31, 2012 for Continuing Operations Three Months Ended December 31, 2011 for Continuing Operations ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations' operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

FY12 Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 236,103 $ 66% 49,179 $ 14% 30,231 $ Amortization of acquired developed technology 7,599 7,599 7,599 Amortization of other acquired intangibles - 3,825 3,825 Stock-based compensation - cost of revenues 3,641 3,641 3,641 Stock-based compensation - operating expenses - 17,160 17,160 Restructuring charges - 3,634 3,634 Income tax adjustment for non-GAAP (1) - - (11,868) Non-GAAP 247,343 $ 69% 85,038 $ 24% 54,222 $ Diluted net income per share GAAP 0.58 $ Non-GAAP 1.03 $ Shares used to compute diluted net income per share 52,425 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 215,476 $ 66% 42,565 $ 13% 28,331 $ Amortization of acquired developed technology 6,019 6,019 6,019 Amortization of other acquired intangibles - 2,807 2,807 Stock-based compensation - cost of revenues 3,468 3,468 3,468 Stock-based compensation - operating expenses - 15,670 15,670 Acquisition related - 936 936 Investment loss - - 500 Restructuring charges - 696 696 Income tax adjustment for non-GAAP (1) - - (12,005) Non-GAAP 224,963 $ 69% 72,161 $ 22% 46,422 $ Diluted net income per share GAAP 0.52 $ Non-GAAP 0.86 $ Shares used to compute diluted net income per share 54,085 (1) The estimated non-GAAP effective tax rate was 35% for the twelve months ended December 31, 2012 and 2011, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Twelve Months Ended December 31, 2011 for Continuing Operations ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations' operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America. Twelve Months Ended December 31, 2012 for Continuing Operations

Reconciliation of GAAP to Non-GAAP Guidance Projected GAAP 17.5% to 18.0% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 3.0% Projected stock-based compensation adjustment 6.0% Projected restructuring charge adjustment 0.5% Projected non-GAAP 27.0% to 27.5% Twelve Months Ending December 31, 2013 Continuing Operations Operating Income % ADVENT SOFTWARE, INC. RECONCILIATION OF PROJECTED CONTINUING OPERATIONS' GAAP OPERATING INCOME % TO NON-GAAP OPERATING INCOME % (Preliminary and unaudited) Advent provides projections of non-GAAP measures of its continuing operations' operating income. These non-GAAP measures exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations' GAAP results are made with the intent of providing management and investors a more complete understanding of Advent's underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.